EXHIBIT 99

                              THIRD AMENDMENT
                              ---------------

     This THIRD AMENDMENT (this "Third Amendment") is dated as of January 16, 2004 and is entered into by and between DAN RIVER INC., a Georgia corporation (the "Borrower") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Agent").

                                 RECITALS:
                                 ---------

     WHEREAS, pursuant to that certain Credit Agreement, dated as of April 15, 2003, by and among (among others) the Borrower, the Agent and the lenders from time to time party thereto (collectively, the "Lenders") (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make certain Loans and issue certain Letters of Credit to and for the benefit of the Borrower;

     WHEREAS, the Borrower has requested that the Majority Lenders agree to amend the Credit Agreement to reduce the Excess Availability requirement contained in Section 9.1(l) of the Credit Agreement to $5 million for the period commencing on the effectiveness of this Third Amendment and ending on March 8, 2004 in order to accommodate seasonal borrowing needs;

     WHEREAS, the Majority Lenders, on the terms and subject to the conditions set forth in this Third Amendment, are willing to so amend the Credit Agreement; and

     WHEREAS, unless otherwise defined herein, capitalized terms used in this Third Amendment shall have the same definitions as are contained in the Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the foregoing recitals herein, the parties hereto agree as follows.

                                ARTICLE I.
                              ACKNOWLEDGMENTS

     1.1 Acknowledgment of Indebtedness. The Borrower acknowledges that as of January 13, 2004, the Borrower was indebted to the Secured Parties in the aggregate principal amount of $110,265,766.83 in the form of outstanding Loans and Letters of Credit under the Credit Agreement (together with interest thereon and certain fees payable in connection therewith, but exclusive of any expenses and other amounts payable thereunder), as more particularly set forth on Schedule 1.2 attached hereto. The Borrower acknowledges such amounts are outstanding under the Credit Agreement and continue to be owed to the Secured Parties along with all other amounts for accrued interest, fees, costs and expenses and that such other amounts shall continue to accrue under the Credit Agreement.

     1.2 Acknowledgment of Liens and Grant of Security Interests. The Borrower acknowledges that it has granted the Agent, for the benefit of the Secured Parties, security interests in and liens upon the Collateral pursuant to the Collateral Documents, which security interests and liens are perfected and, except where otherwise permitted thereunder, of the first priority and which security interests and liens secure the obligations of the Borrower and the other Credit Parties to the Secured Parties under the Credit Documents. The Borrower further acknowledges the prior execution and delivery of the Collateral Documents to the Agent, for the benefit of the Secured Parties, and that, notwithstanding the execution and delivery of this Third Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Secured Parties thereunder, the obligations of the Borrower and the other Credit Parties thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.

                                ARTICLE II.
                                 AMENDMENT

     Subject to the terms and conditions set forth in this Third Amendment (including, without limitation, Article V) and in reliance upon the representations and warranties of the Borrower set forth herein, the Credit Agreement is hereby amended as follows:

     2.1 Additional Defined Term. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:

     (a) ""Suppressed Availability" shall mean, at any time, as set forth on the most recent Borrowing Base Certificate delivered to the Agent, the sum of (i) the result obtained by subtracting from the "Inventory Borrowing Base" set forth thereon the "Calculated value Inventory Limitation at 60% of Maximum" set forth thereon and (ii) the aggregate amount of all Accounts of the Borrower deemed ineligible by virtue of the "Concentration limitations" set forth on Schedule A thereto; it being understood that, in the event it is not possible to calculate Suppressed

Availability from the most recent Borrowing Base Certificate delivered to the Agent, for purposes of Section 9.1(l) "Suppressed Availability" shall be deemed to be $0."

     2.2 Event of Default. Article IX of the Credit Agreement is hereby amended by deleting clause (l) thereof and replacing it with the following new clause (l):

     "(l) (i) at any time on or prior to March 8, 2004, (A) Excess Availability shall be less than $5,000,000 or (B) the sum of (1) Excess Availability and (2) Suppressed Availability shall be less than $15,000,000 or (ii) at any time after March 8, 2004, Excess Availability shall be less than $15,000,000."

                               ARTICLE III.
                           RELEASE AND INDEMNITY

     3.1 Recognizing and in consideration of the Agent's agreement (upon the consent of the Majority Lenders) to agree to the amendments set forth in this Third Amendment, the Borrower, on its own behalf and on behalf of all persons or entities claiming by, through, or under the Borrower, does hereby waive and release each of the Secured Parties and their respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Borrower ever had or now has against any of them arising out of or relating to any Secured Party's or the Agent's acts or omissions with respect to this Third Amendment, the Credit Agreement, the other Credit Documents or any other matters described or referred to herein or therein. The Borrower further agrees to indemnify and hold the Agent and each Secured Party, and their respective officers, attorneys, agents, and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Agent, the other Secured Parties or any of them on account of anything arising out of this Third Amendment, the Credit Agreement, the other Credit Documents or any other document delivered pursuant hereto or thereto as of and including the date of this Third Amendment.

                                ARTICLE IV.
                      REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the other Lenders as of the date hereof as follows:

     4.1 Corporate Power. The Borrower has the requisite corporate power and authority to execute and deliver this Third Amendment and to perform its obligations hereunder and under the Credit Documents (as amended hereby). The execution, delivery and performance by the Borrower of this Third Amendment, and the performance by the Borrower and by each other Credit Party of each Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Credit Party and no other corporate proceedings on the part of such Credit Party are necessary to consummate such transactions.

     4.2 Authorization and Enforceability. This Third Amendment has been duly executed and delivered by the Borrower. Each of this Third Amendment and each Credit Document (as amended hereby) is the legal, valid and binding obligation of each Credit Party party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect.

     4.3 Defaults. No event has occurred and is continuing that constitutes a Default or Event of Default.

     4.4 Schedules and other Information. All information contained in any schedule attached to this Third Amendment or subsequently delivered pursuant this Third Amendment is or will be complete and accurate as of the date hereof or thereof.

                                ARTICLE V.
                        CONDITIONS TO EFFECTIVENESS

     This Agreement shall not be effective until each of the following conditions precedent shall have been satisfied.

     5.1 Majority Lender Consent. The Majority Lenders shall have consented in writing to the execution and delivery of this Third Amendment by the Agent (or the Agent shall have received evidence satisfactory to it that such written consent has been provided).

     5.2 Execution. The Agent, on behalf of the Lenders, shall have executed this Third Amendment and shall have received counterparts of this Third Amendment executed by the Borrower.

     5.3 Representations and Warranties. Each of the representations and warranties in Article V above shall be true and correct as of the date of this Third Amendment.

     5.4 Payment of Fees and Expenses. The Borrower shall have paid all of the accrued fees and expenses of the Agent and the Lenders (including, without limitation, the fees and disbursements of counsel for the Agent) for which invoices shall have been submitted.

     5.5 Legal Opinion. The Agent and the Lenders shall have received a legal opinion from appropriate counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the date hereof, as to certain customary matters, including, without limitation, the due authorization, execution, delivery and enforceability of this Third Amendment, the enforceability of the Credit Agreement, as amended hereby, and no conflict with laws or material agreements.

                                ARTICLE VI.
                              MISCELLANEOUS.

     6.1 Reference to and Effect on Credit Documents. On and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import referring to the Credit Agreement, and each reference in each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of similar import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment. Except as otherwise expressly set forth herein, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and are hereby confirmed and ratified. To the extent that any existing provision of the Credit Agreement or any other Credit Document is inconsistent with the specific provisions of this Third Amendment, the provisions of this Third Amendment shall control.

     6.2 No Novation. This Third Amendment shall not be deemed or construed to be a satisfaction, restatement, novation or release of the Credit Agreement or of any of the other Credit Documents or a waiver by the Agent or any Lender of any of the defenses, rights or remedies of the Agent and the Lenders under the Credit Agreement or any of the other Credit Documents or at law or in equity or otherwise.

     6.3 Reaffirmation. The Borrower hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Credit Documents.

     6.4 Additional Action. The parties agree to take such further action to execute and deliver to each other such additional agreements, instruments and documents as may reasonably be required to carry out the purposes and intent of this Third Amendment.

     6.5 Headings. Section and Article headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     6.6 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     6.7 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     6.8 Counterparts. This Third Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

     6.9 Construction. The Borrower acknowledges that it has been represented by its own legal counsel in connection with the negotiation, execution and delivery of this Third Amendment, that it has exercised independent judgment with respect to this Third Amendment, and that it has not relied on the Agent or any Lender or on the Agent's or any Lender's counsel for any advice with respect to this Third Amendment.

                         [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                   BORROWER:
                                   ---------

                                   DAN RIVER INC., a Georgia corporation




                                   By:-------------------------
                                   Name:
                                   Title:


                                   AGENT:

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS, in its capacity as Agent for
                                   and on behalf of the Lenders




                                   By:--------------------------
                                   Name:
                                   Title:

                          SCHEDULE 1.2

            PRINCIPAL, INTEREST AND UNUSED LINE FEES
                 ON LOANS AND LETTERS OF CREDIT


Term Loans                              $  35,714,285.50
Revolving Loans                         $  68,230,000.00
Letters of Credit                       $   6,119,811.40
                                        ----------------
PRINCIPAL AMOUNT OF
LOANS AND LETTERS OF
CREDIT OUTSTANDING:                          $  110,064,096.90
                                             -----------------

Term Loan Interest                      $      65,734.12
Revolving Loan Interest                 $     118,588.13
Unused Line Fee (Revolving Commitments) $      11,439.05
Letter of Credit Fees                   $       5,908.63

INTEREST AND UNUSED
LINE FEES OUTSTANDING:                       $  201,669.93
                                             -------------

TOTAL PRINCIPAL, INTEREST AND
UNUSED LINE FEES OUTSTANDING:                $  110,265,766.83
                                             =================